        Exhibit 99.1
ITEM 4 and ITEM 5

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors and Management of Credit Acceptance Corporation, Credit Acceptance Auto Loan Trust 2026-1, and Wells Fargo Securities, LLC:

We have performed the procedures enumerated below, on certain information with respect to attributes of Credit Acceptance Corporation’s (the “Company”) retail installment contracts (the “Consumer Loans”) as of February 28, 2026 (the “Subject Matter”) related to Credit Acceptance Auto Loan Trust 2026-1’s (the “Issuer”) issuance of certain classes of Notes (the “Securitization Transaction”).. The Company’s management is responsible for the data file accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the Subject Matter. This report may not be suitable for any other purpose. Additionally, the Issuer and Wells Fargo Securities, LLC (“Wells Fargo” and together with the Company and the Issuer, the “Specified Parties”) have agreed to and acknowledged that the procedures performed are appropriate for their purposes. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.
Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.
The procedures we performed and our findings are as follows:
1.On March 27, 2026, the Company provided an electronic file (the “Data File”) with information for certain Consumer Loans included in the Securitization Transaction, which the Company represented was as of the close of business on February 28, 2026.
2.Grant Thornton selected one hundred Consumer Loans on a random basis from the Data File. The sample of Consumer Loans are listed in Exhibit A. For each of the selected Consumer Loans we compared the following information, designated by Wells Fargo, to the related retail installment contract provided by the Company, and compared the Vehicle Identification Number (“VIN”) on the Consumer Loan to the title document (actual title, title application, VINtek, or acceptable proof of lien, as applicable). For instances where consumers changed their address subsequent to the origination of their Consumer Loan, we compared the state to other Company records.
a.Consumer Loan number
b.Original amount financed
c.First payment date (scheduled)
d.Original term to maturity
e.Monthly payment
f.Interest rate
g.State
h.VIN
We defined the term “compare” as meaning we compared to the information shown in the Data File and found it to be in agreement. Such information was deemed to be in agreement if differences were attributable to rounding. The term “rounding” was defined as meaning amounts and percentages that were within $1 and 0.1%, respectively. We noted no exceptions.
We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the Subject Matter. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.
Our agreed-upon procedures engagement was not conducted for the purpose of the following:

•Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements
•Addressing the value of collateral securing any such assets being securitized
•Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations
•Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization
•Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions
•Forming any conclusions
•Any other terms or requirements of the transaction that do not appear in this report.
We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our agreed-upon procedures engagement.
This report is intended solely for the information and use of the Specified Parties. It is not intended to be, and should not be, used by anyone other than these specified parties, including investors and rating agencies, who are not identified as specified parties but who may have access to this report as required by law or regulation.
/s/ GRANT THORNTON LLP
Southfield, Michigan
April 17, 2026

Exhibit A

Sample	Consumer Loan Number	Sample	Consumer Loan Number	Sample	Consumer Loan Number
1	XXXXX7844	35	XXXXX9623	69	XXXXX8800
2	XXXXX3993	36	XXXXX7690	70	XXXXX7897
3	XXXXX4260	37	XXXXX2080	71	XXXXX5121
4	XXXXX2893	38	XXXXX1469	72	XXXXX5548
5	XXXXX5356	39	XXXXX7034	73	XXXXX4311
6	XXXXX9153	40	XXXXX7877	74	XXXXX8793
7	XXXXX5593	41	XXXXX2154	75	XXXXX4692
8	XXXXX0132	42	XXXXX4508	76	XXXXX2943
9	XXXXX3535	43	XXXXX0834	77	XXXXX5009
10	XXXXX4255	44	XXXXX8266	78	XXXXX4571
11	XXXXX2952	45	XXXXX9600	79	XXXXX4148
12	XXXXX6296	46	XXXXX7688	80	XXXXX9545
13	XXXXX5938	47	XXXXX2100	81	XXXXX9272
14	XXXXX4300	48	XXXXX0662	82	XXXXX1554
15	XXXXX3377	49	XXXXX6646	83	XXXXX8724
16	XXXXX2402	50	XXXXX2574	84	XXXXX4937
17	XXXXX9827	51	XXXXX4531	85	XXXXX0686
18	XXXXX1008	52	XXXXX6678	86	XXXXX9934
19	XXXXX3320	53	XXXXX1730	87	XXXXX3097
20	XXXXX0676	54	XXXXX7445	88	XXXXX7232
21	XXXXX2316	55	XXXXX7218	89	XXXXX4333
22	XXXXX8881	56	XXXXX2084	90	XXXXX2853
23	XXXXX7925	57	XXXXX1196	91	XXXXX5696
24	XXXXX7882	58	XXXXX2613	92	XXXXX8947
25	XXXXX0274	59	XXXXX7622	93	XXXXX5963
26	XXXXX2167	60	XXXXX6100	94	XXXXX3375
27	XXXXX7192	61	XXXXX7973	95	XXXXX9556
28	XXXXX9962	62	XXXXX0895	96	XXXXX9065
29	XXXXX1775	63	XXXXX6204	97	XXXXX1873
30	XXXXX9521	64	XXXXX6768	98	XXXXX3655
31	XXXXX4459	65	XXXXX2440	99	XXXXX0251
32	XXXXX3007	66	XXXXX6668	100	XXXXX4543
33	XXXXX1791	67	XXXXX5974
34	XXXXX3557	68	XXXXX3941